EXHIBIT 99.2

FIRST QUARTER 2010

Supplemental Operating and Financial Data

Camden Amber Oaks - Austin, TX
348 Apartment Homes
Currently in Lease-Up

Camden Property Trust
Three Greenway Plaza, Suite 1300
Houston, Texas 77046
Phone: 713-354-2500 Fax: 713-354-2700
www.camdenliving.com

In addition to historical information, this document contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's  beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

CAMDEN PROPERTY TRUST ANNOUNCES
FIRST QUARTER 2010 OPERATING RESULTS

Houston, TEXAS (May 6, 2010) – Camden Property Trust (NYSE: CPT) announced that its funds from operations (“FFO”) for the first quarter of 2010 totaled $0.68 per diluted share or $47.0 million, as compared to $0.88 per diluted share or $51.6 million for the same period in 2009.  The Company reported net income attributable to common shareholders (“EPS”) of $2.3 million or $0.03 per diluted share for the first quarter of 2010, as compared to $6.2 million or $0.11 per diluted share for the same period in 2009.  EPS for the three months ended March 31, 2009 included a $0.01 per diluted share impact from the results of discontinued operations.  A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

“We are pleased to report that our first quarter operating results reflected better than anticipated performance from our apartment communities,” said Richard J. Campo, Camden’s Chairman and Chief Executive Officer.  “With market conditions continuing to improve across our portfolio, we expect our full-year 2010 FFO per share to be in the upper half of our guidance range.”

Same Property Results
For the 47,359 apartment homes included in consolidated same property results, first quarter 2010 same property net operating income (“NOI”) declined 9.1% compared to the first quarter of 2009, with revenues declining 4.8% and expenses increasing 2.0%.  On a sequential basis, first quarter 2010 same property NOI declined 6.1% compared to the fourth quarter of 2009, with revenues declining 0.9% and expenses increasing 7.6% compared to the prior quarter.  Same property physical occupancy levels for the portfolio averaged 93.1% during the first quarter of 2010, compared to 93.0% in the fourth quarter of 2009 and 93.6% in the first quarter of 2009.

The Company defines same property communities as communities owned and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income attributable to common shareholders to net operating income and same property net operating income is included in the financial tables accompanying this press release.

Development Activity
Camden had one wholly-owned development community in lease-up during the first quarter:  Camden Dulles Station in Oak Hill, VA, a $72.3 million project that is currently 95% leased.

During the quarter, construction was completed on two joint venture communities:  Camden Travis Street, a $30.5 million project that is currently 47% leased; and Belle Meade, a $37.0 million project that is currently 54% leased.  Lease-ups continued during the quarter at two additional joint venture communities which completed construction during 2009:  Camden Amber Oaks in Austin, TX, a $35.3 million project that is currently 89% leased; and Braeswood Place in Houston, TX, a $50.3 million project that is currently 70% leased.

Equity Issuance
During the first quarter, Camden issued 403,500 common shares through its at-the-market (“ATM”) share offering program at an average price of $43.64 per share, for total net consideration of approximately $17.2 million.  Subsequent to quarter-end, the Company issued an additional 825,124 common shares through its ATM program at an average price of $45.27 per share, for total net consideration of approximately $36.8 million.

Earnings Guidance
Camden maintained its earnings guidance for 2010 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.35 to $2.65 per diluted share, and full-year 2010 EPS is expected to be $(0.24) to $0.06 per diluted share.  Second quarter 2010 earnings guidance is $0.61 to $0.65 per diluted share for FFO and $(0.03) to $0.01 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s 2010 earnings guidance is based on projections of same property revenue declines between 2.25% and 4.25%, expense growth between 2.0% and 3.5%, and NOI declines between 5.5% and 8.5%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Friday, May 7, 2010 at 11:00 a.m. Central Time to review its first quarter 2010 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 4447563, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 185 properties containing 63,658 apartment homes across the United States.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America, placing 10th on the list.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)
	Three Months Ended March 31,
	2010		2009
Total property revenues (a)	$152,206		$157,032

EBITDA	80,250		85,272

Net income attributable to common shareholders	2,285		6,234
Per share - basic	0.03		0.11
Per share - diluted	0.03		0.11

Income from continuing operations attributable to common shareholders	2,285		5,559
Per share - basic	0.03		0.10
Per share - diluted	0.03		0.10

Funds from operations	46,982		51,581
Per share - diluted	0.68		0.88

Dividends per share	0.45		0.70
Dividend payout ratio	66.2%		79.5%

Interest expensed (including discontinued operations)	31,555		32,245
Interest capitalized	1,299		2,380
Total interest incurred	32,854		34,625

Principal amortization	1,156		2,415
Preferred distributions	1,750		1,750

Interest expense coverage ratio	2.5	x	2.6	x
Total interest coverage ratio	2.4	x	2.5	x
Fixed charge expense coverage ratio	2.3	x	2.3	x
Total fixed charge coverage ratio	2.2	x	2.2	x
Unencumbered real estate assets (at cost) to unsecured debt ratio	2.5	x	2.0	x

Same property NOI increase (decrease) (b)	(9.1%)		(3.8%)
(# of apartment homes included)	47,359		42,670

Gross turnover of apartment homes (annualized)	53%		62%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	44%		50%

	As of March 31,
	2010		2009
Total assets	$4,527,879		$4,675,042
Total debt	$2,570,661		$2,832,123
Common and common equivalent shares, outstanding end of period (c)	69,766		58,551
Share price, end of period	$41.63		$21.58
Preferred units, end of period	$97,925		$97,925
Book equity value, end of period (d)	$1,698,816		$1,570,023
Market equity value, end of period (d)	$3,004,359		$1,363,531

(a) Excludes discontinued operations.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment.

(c)   Includes at March 31, 2010:  67,163 common shares (including 113 common share equivalents related to share awards & options), plus common share equivalents upon the assumed conversion of minority interest units (2,603).

(d) Includes: common shares, preferred and common units, and common share equivalents.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
OPERATING DATA	2010	2009
Property revenues
Rental revenues	$131,161	$136,500
Other property revenues	21,045	20,532
Total property revenues	152,206	157,032

Property expenses
Property operating and maintenance	44,613	42,304
Real estate taxes	18,445	18,601
Total property expenses	63,058	60,905

Non-property income
Fee and asset management income	1,838	2,031
Interest and other income	3,045	735
Income (loss) on deferred compensation plans	3,482	(4,152)
Total non-property income (loss)	8,365	(1,386)

Other expenses
Property management	5,183	4,929
Fee and asset management	1,194	1,135
General and administrative	7,404	8,232
Interest	31,555	32,245
Depreciation and amortization	43,813	43,980
Amortization of deferred financing costs	726	817
Expense (benefit) on deferred compensation plans	3,482	(4,152)
Total other expenses	93,357	87,186

Gain on early retirement of debt	-	166
Equity in income (loss) of joint ventures	(105)	408
Income from continuing operations before income taxes	4,051	8,129
Income tax expense - current	(270)	(299)
Income from continuing operations	3,781	7,830
Income from discontinued operations	-	675
Net income	3,781	8,505
Less (income) loss allocated to noncontrolling interests from continuing operations	254	(521)
Less income allocated to perpetual preferred units	(1,750)	(1,750)
Net income attributable to common shareholders	$2,285	$6,234

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income	$3,781	$8,505
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(6,817)	(2,936)
Reclassification of net losses on cash flow hedging activities	5,879	5,276
Comprehensive income	2,843	10,845
Less (income) loss allocated to noncontrolling interests from continuing operations	254	(521)
Less income allocated to perpetual preferred units	(1,750)	(1,750)
Comprehensive income attributable to common shareholders	$1,347	8,574

PER SHARE DATA
Net income attributable to common shareholders - basic	$0.03	$0.11
Net income attributable to common shareholders - diluted	0.03	0.11
Income from continuing operations attributable to common shareholders - basic	0.03	0.10
Income from continuing operations attributable to common shareholders - diluted	0.03	0.10

Weighted average number of common and
common equivalent shares outstanding:
Basic	66,475	55,552
Diluted	68,169	56,047

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended
	March 31,
FUNDS FROM OPERATIONS	2010	2009

Net income attributable to common shareholders	$2,285	$6,234
Real estate depreciation from continuing operations	42,639	43,010
Adjustments for unconsolidated joint ventures	2,163	1,916
Income (loss) allocated to noncontrolling interests	(105)	421
Funds from operations - diluted	$46,982	$51,581

PER SHARE DATA
Funds from operations - diluted	$0.68	$0.88
Cash distributions	0.45	0.70

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	69,295	58,471

PROPERTY DATA
Total operating properties (end of period) (a)	185	182
Total operating apartment homes in operating properties (end of period) (a)	63,658	63,269
Total operating apartment homes (weighted average)	50,578	50,688
Total operating apartment homes - excluding discontinued operations (weighted average)	50,578	50,017

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		BALANCE SHEETS
		(In thousands)

(Unaudited)	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009
ASSETS
Real estate assets, at cost
Land	$748,604	$747,921	$746,825	$746,936	$746,935
Buildings and improvements	4,527,523	4,512,124	4,484,335	4,473,906	4,466,296
	5,276,127	5,260,045	5,231,160	5,220,842	5,213,231
Accumulated depreciation	(1,191,604)	(1,149,056)	(1,107,227)	(1,065,861)	(1,023,466)
Net operating real estate assets	4,084,523	4,110,989	4,123,933	4,154,981	4,189,765
Properties under development and land	196,371	201,581	279,620	268,655	258,239
Investments in joint ventures	42,994	43,542	43,236	22,334	15,158
Properties held for sale, including land	-	-	6,622	6,732	20,696
Total real estate assets	4,323,888	4,356,112	4,453,411	4,452,702	4,483,858
Accounts receivable - affiliates	32,657	36,112	35,971	35,909	36,105
Notes receivable - affiliates	46,118	45,847	54,462	54,033	58,481
Other assets, net (a)	92,983	102,114	104,669	92,421	84,905
Cash and cash equivalents	28,553	64,156	81,683	157,665	7,256
Restricted cash	3,680	3,658	3,901	5,190	4,437
Total assets	$4,527,879	$4,607,999	$4,734,097	$4,797,920	$4,675,042

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,590,473	$1,645,926	$1,646,106	$1,728,150	$2,151,492
Secured	980,188	979,273	976,051	969,668	680,631
Accounts payable and accrued expenses	69,858	74,420	78,466	65,012	73,250
Accrued real estate taxes	17,005	23,241	42,386	30,154	19,113
Other liabilities (b)	138,136	145,176	145,464	132,763	137,397
Distributions payable	33,403	33,025	33,028	33,050	43,136
Total liabilities	2,829,063	2,901,061	2,921,501	2,958,797	3,105,019

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	778	770	770	769	666
Additional paid-in capital	2,548,722	2,525,656	2,522,525	2,517,788	2,242,940
Distributions in excess of net income attributable to common shareholders	(520,798)	(492,571)	(383,265)	(357,168)	(345,481)
Notes receivable secured by common shares	(101)	(101)	(101)	(287)	(291)
Treasury shares, at cost	(461,517)	(462,188)	(462,188)	(462,751)	(462,751)
Accumulated other comprehensive loss (c)	(42,093)	(41,155)	(44,921)	(41,886)	(48,716)
Total common shareholders' equity	1,524,991	1,530,411	1,632,820	1,656,465	1,386,367
Noncontrolling interest	75,900	78,602	81,851	84,733	85,731
Total shareholders' equity	1,600,891	1,609,013	1,714,671	1,741,198	1,472,098
Total liabilities and shareholders' equity	$4,527,879	$4,607,999	$4,734,097	$4,797,920	$4,675,042

(a) includes:
net deferred charges of:	$10,704	$11,113	$11,617	$12,108	$10,061

(b) includes:
deferred revenues of:	$2,467	$2,664	$2,938	$3,183	$2,402
distributions in excess of investments in joint ventures of:	$32,195	$31,410	$30,507	$30,287	$31,318
fair value adjustment of derivative instruments:	$42,119	$41,083	$44,730	$41,797	$48,693

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2010 (in apartment homes)

	"Same Property"	Non-"Same Property" (a)	Wholly -Owned	Joint Venture	Stabilized Operating	Completed in Lease-up	Total Operating	Under Construction	Total
D.C. Metro (b)	4,525	669	5,194	508	5,702	366	6,068	-	6,068
Houston, TX (c)	4,188	274	4,462	1,487	5,949	712	6,661	-	6,661
Tampa, FL	5,503	-	5,503	-	5,503	-	5,503	-	5,503
Las Vegas, NV	3,969	-	3,969	4,047	8,016	-	8,016	-	8,016
SE Florida	2,520	-	2,520	-	2,520	-	2,520	-	2,520
Dallas, TX	5,147	516	5,663	456	6,119	-	6,119	-	6,119
Los Angeles/Orange County, CA	1,770	-	1,770	711	2,481	-	2,481	-	2,481
Charlotte, NC	3,418	156	3,574	-	3,574	-	3,574	-	3,574
Orlando, FL	3,296	261	3,557	-	3,557	-	3,557	-	3,557
Atlanta, GA	3,202	-	3,202	-	3,202	-	3,202	-	3,202
Raleigh, NC	2,704	-	2,704	-	2,704	-	2,704	-	2,704
Denver, CO	1,851	-	1,851	320	2,171	-	2,171	-	2,171
San Diego/Inland Empire, CA	1,196	-	1,196	-	1,196	-	1,196	-	1,196
Austin, TX (d)	1,645	208	1,853	253	2,106	348	2,454	-	2,454
Phoenix, AZ	1,441	-	1,441	992	2,433	-	2,433	-	2,433
Other	984	778	1,762	3,237	4,999	-	4,999	-	4,999

Total Portfolio	47,359	2,862	50,221	12,011	62,232	1,426	63,658	-	63,658

(a) Includes one redevelopment property (516 apartment homes).
(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.
(c) 712 units completed in lease-up in Houston, TX are held through joint venture investments, of which 253 units are fully consolidated.
(d) 348 units completed in lease-up in Austin, TX are held through a joint venture investment.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED: (g)

	"Same Property"	Operating	Incl. JVs at	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	Communities	Communities (e)	Pro Rata % (f)	2010	2009	2009	2009	2009
D.C. Metro	15.7%	18.0%	17.6%	94.1%	94.1%	95.9%	95.0%	94.2%
Houston, TX	8.8%	8.5%	8.9%	93.7%	93.3%	94.8%	95.5%	95.0%
Tampa, FL	8.7%	8.1%	7.7%	92.7%	92.6%	92.9%	93.3%	93.5%
Las Vegas, NV	7.4%	6.8%	7.7%	92.0%	90.6%	91.4%	93.1%	93.0%
SE Florida	7.9%	7.4%	7.0%	95.6%	94.6%	94.8%	95.4%	94.5%
Dallas, TX	7.0%	7.1%	6.9%	90.6%	90.9%	92.8%	94.5%	93.4%
Los Angeles/Orange County, CA	6.6%	6.1%	6.3%	93.5%	94.1%	94.1%	93.4%	92.3%
Charlotte, NC	6.2%	6.1%	5.8%	94.5%	94.0%	93.4%	93.8%	92.6%
Orlando, FL	5.7%	5.8%	5.6%	93.0%	92.8%	93.6%	93.6%	94.2%
Atlanta, GA	5.8%	5.4%	5.1%	92.6%	93.0%	93.4%	94.2%	92.4%
Raleigh, NC	4.9%	4.4%	4.3%	93.2%	92.9%	94.6%	94.1%	94.0%
Denver, CO	4.2%	3.9%	4.1%	92.3%	93.1%	95.2%	95.6%	93.7%
San Diego/Inland Empire, CA	3.8%	3.5%	3.4%	93.7%	92.4%	93.8%	94.1%	91.6%
Austin, TX	2.5%	2.6%	2.7%	93.0%	93.3%	94.2%	94.0%	93.1%
Phoenix, AZ	2.6%	2.4%	2.5%	93.2%	91.6%	90.3%	91.5%	92.7%
Other	2.2%	3.9%	4.4%	93.8%	93.8%	95.1%	95.6%	94.4%

Total Portfolio	100.0%	100.0%	100.0%	93.1%	92.7%	93.6%	94.2%	93.6%

(e) Operating communities include wholly-owned communities and completed communities in lease-up at quarter end and exclude communities sold during the quarter.
(f) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from joint venture communities.
(g) Occupancy figures include apartment homes held through joint venture investments but exclude communities in lease-up, under development, or under redevelopment.

CAMDEN		COMPONENTS OF
		PROPERTY NET OPERATING INCOME
		(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2010	2009	Change
"Same Property" Communities (a)	47,359	$140,015	$147,097	($7,082)
Non-"Same Property" Communities (b)	2,346	8,219	6,876	1,343
Development and Lease-Up Communities (c)	619	1,668	843	825
Redevelopment Communities (d)	516	1,093	1,018	75
Dispositions / Other (e)	-	1,211	1,198	13
Total Property Revenues	50,840	$152,206	$157,032	($4,826)

Property Expenses
"Same Property" Communities (a)	47,359	$57,430	$56,284	$1,146
Non-"Same Property" Communities (b)	2,346	3,018	2,760	258
Development and Lease-Up Communities (c)	619	869	419	450
Redevelopment Communities (d)	516	523	518	5
Dispositions / Other (e)	-	1,218	924	294
Total Property Expenses	50,840	$63,058	$60,905	$2,153

Property Net Operating Income
"Same Property" Communities (a)	47,359	$82,585	$90,813	($8,228)
Non-"Same Property" Communities (b)	2,346	5,201	4,116	1,085
Development and Lease-Up Communities (c)	619	799	424	375
Redevelopment Communities (d)	516	570	500	70
Dispositions / Other (e)	-	(7)	274	(281)
Total Property Net Operating Income	50,840	$89,148	$96,127	($6,979)

Income from Discontinued Operations (f)		Three Months Ended March 31,
		2010	2009
Property Revenues		$0	$1,197
Property Expenses		-	522
Property Net Operating Income		-	675
Interest		-	-
Depreciation and Amortization		-	-
Income from Discontinued Operations		$0	$675

Notes:
(a)	"Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and Redevelopment Communities.
(b)	Non-"Same Property" Communities are stabilized communities acquired or developed by the Company after January 1, 2009, or completely redeveloped prior to
January 1, 2010, excluding properties held for sale.
(c)	Development and Lease-Up Communities are non-stabilized communities developed or acquired by the Company after January 1, 2009, excluding properties held for sale and Redevelopment Communities.
(d)	Redevelopment Communities are communities redeveloped by the Company after January 1, 2010, excluding properties held for sale.
(e)	Disposition Communities include those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental properties and expenses related to land holdings no longer under active development.
(f)	Represents operating results for a community disposed of during 2009.

			"SAME PROPERTY"
CAMDEN			FIRST QUARTER COMPARISONS
			March 31, 2010
			(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q10	1Q09	Growth	1Q10	1Q09	Growth	1Q10	1Q09	Growth

D.C. Metro	$19,827	$19,940	(0.6%)	$6,820	$6,171	10.5%	$13,007	$13,769	(5.5%)
Houston, TX	12,524	13,048	(4.0%)	5,230	5,161	1.3%	7,294	7,887	(7.5%)
Tampa, FL	13,661	14,356	(4.8%)	6,450	6,633	(2.8%)	7,211	7,723	(6.6%)
Las Vegas, NV	9,993	11,014	(9.3%)	3,902	3,769	3.5%	6,091	7,245	(15.9%)
SE Florida	10,756	11,275	(4.6%)	4,244	4,402	(3.6%)	6,512	6,873	(5.3%)
Dallas, TX	11,436	12,293	(7.0%)	5,662	5,691	(0.5%)	5,774	6,602	(12.5%)
Los Angeles/Orange County, CA	8,141	8,739	(6.8%)	2,695	2,622	2.8%	5,446	6,117	(11.0%)
Charlotte, NC	8,937	9,579	(6.7%)	3,809	3,639	4.7%	5,128	5,940	(13.7%)
Orlando, FL	8,449	8,933	(5.4%)	3,715	3,586	3.6%	4,734	5,347	(11.5%)
Atlanta, GA	8,446	8,995	(6.1%)	3,708	3,633	2.1%	4,738	5,362	(11.6%)
Raleigh, NC	6,631	6,939	(4.4%)	2,569	2,452	4.8%	4,062	4,487	(9.5%)
Denver, CO	5,116	5,344	(4.3%)	1,659	1,638	1.3%	3,457	3,706	(6.7%)
San Diego/Inland Empire, CA	5,403	5,385	0.3%	2,257	2,183	3.4%	3,146	3,202	(1.7%)
Austin, TX	4,070	4,288	(5.1%)	2,019	2,042	(1.1%)	2,051	2,246	(8.7%)
Phoenix, AZ	3,689	3,969	(7.1%)	1,579	1,552	1.7%	2,110	2,417	(12.7%)
Other	2,936	3,000	(2.1%)	1,112	1,110	0.2%	1,824	1,890	(3.5%)

Total Same Property	$140,015	$147,097	(4.8%)	$57,430	$56,284	2.0%	$82,585	$90,813	(9.1%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q10	1Q09	Change	1Q10	1Q09	Change

D.C. Metro	4,525		15.7%	94.4%	94.2%	0.2%	$1,389	$1,415	(1.8%)
Houston, TX	4,188		8.8%	93.8%	95.2%	(1.4%)	959	995	(3.7%)
Tampa, FL	5,503		8.7%	92.7%	93.5%	(0.8%)	739	781	(5.4%)
Las Vegas, NV	3,969		7.4%	92.3%	93.5%	(1.2%)	788	878	(10.3%)
SE Florida	2,520		7.9%	95.6%	94.5%	1.1%	1,335	1,405	(5.0%)
Dallas, TX	5,147		7.0%	90.3%	93.5%	(3.2%)	686	724	(5.1%)
Los Angeles/Orange County, CA	1,770		6.6%	93.0%	92.4%	0.6%	1,498	1,620	(7.5%)
Charlotte, NC	3,418		6.2%	94.4%	92.6%	1.8%	791	871	(9.2%)
Orlando, FL	3,296		5.7%	92.9%	94.2%	(1.3%)	785	848	(7.5%)
Atlanta, GA	3,202		5.8%	92.6%	92.4%	0.2%	816	877	(7.0%)
Raleigh, NC	2,704		4.9%	93.2%	94.0%	(0.8%)	735	763	(3.6%)
Denver, CO	1,851		4.2%	92.3%	93.7%	(1.4%)	872	903	(3.4%)
San Diego/Inland Empire, CA	1,196		3.8%	93.7%	91.6%	2.1%	1,450	1,518	(4.5%)
Austin, TX	1,645		2.5%	92.9%	93.0%	(0.1%)	752	800	(6.0%)
Phoenix, AZ	1,441		2.6%	93.6%	92.9%	0.7%	758	840	(9.7%)
Other	984		2.2%	95.4%	94.8%	0.6%	915	940	(2.7%)

Total Same Property	47,359		100.0%	93.1%	93.6%	(0.5%)	$919	$973	(5.5%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment since January 1, 2009.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

		"SAME PROPERTY"
CAMDEN				SEQUENTIAL QUARTER COMPARISONS
				March 31, 2010
				(In thousands, except property data amounts)

(Unaudited)

	Revenues			Expenses			NOI
Quarterly Results (a)	1Q10	4Q09	Growth	1Q10	4Q09	Growth	1Q10	4Q09	Growth

D.C. Metro	$19,827	$20,025	(1.0%)	$6,820	$6,160	10.7%	$13,007	$13,865	(6.2%)
Houston, TX	12,524	12,666	(1.1%)	5,230	4,627	13.0%	7,294	8,039	(9.3%)
Tampa, FL	13,661	13,660	0.0%	6,450	5,969	8.1%	7,211	7,691	(6.2%)
Las Vegas, NV	9,993	10,136	(1.4%)	3,902	3,916	(0.4%)	6,091	6,220	(2.1%)
SE Florida	10,756	10,608	1.4%	4,244	3,830	10.8%	6,512	6,778	(3.9%)
Dallas, TX	11,436	11,773	(2.9%)	5,662	5,167	9.6%	5,774	6,606	(12.6%)
Los Angeles/Orange County, CA	8,141	8,262	(1.5%)	2,695	2,702	(0.3%)	5,446	5,560	(2.1%)
Charlotte, NC	8,937	9,088	(1.7%)	3,809	3,488	9.2%	5,128	5,600	(8.4%)
Orlando, FL	8,449	8,486	(0.4%)	3,715	3,340	11.2%	4,734	5,146	(8.0%)
Atlanta, GA	8,446	8,632	(2.2%)	3,708	3,383	9.6%	4,738	5,249	(9.7%)
Raleigh, NC	6,631	6,711	(1.2%)	2,569	2,429	5.8%	4,062	4,282	(5.1%)
Denver, CO	5,116	5,184	(1.3%)	1,659	1,779	(6.7%)	3,457	3,405	1.5%
San Diego/Inland Empire, CA	5,403	5,354	0.9%	2,257	2,175	3.8%	3,146	3,179	(1.0%)
Austin, TX	4,070	4,159	(2.1%)	2,019	1,731	16.6%	2,051	2,428	(15.5%)
Phoenix, AZ	3,689	3,656	0.9%	1,579	1,578	0.1%	2,110	2,078	1.5%
Other	2,936	2,927	0.3%	1,112	1,108	0.4%	1,824	1,819	0.3%

Total Same Property	$140,015	$141,327	(0.9%)	$57,430	$53,382	7.6%	$82,585	$87,945	(6.1%)

	Apartment
	Homes		% of NOI	Average Occupancy (a)			Weighted Average Rental Rate (b)
Quarterly Results (a)	Included		Contribution (a)	1Q10	4Q09	Change	1Q10	4Q09	Change

D.C. Metro	4,525		15.7%	94.4%	95.0%	(0.6%)	$1,389	$1,390	(0.0%)
Houston, TX	4,188		8.8%	93.8%	93.1%	0.7%	959	969	(1.0%)
Tampa, FL	5,503		8.7%	92.7%	92.6%	0.1%	739	744	(0.7%)
Las Vegas, NV	3,969		7.4%	92.3%	91.5%	0.8%	788	804	(2.0%)
SE Florida	2,520		7.9%	95.6%	94.6%	1.0%	1,335	1,334	0.1%
Dallas, TX	5,147		7.0%	90.3%	90.8%	(0.5%)	686	697	(1.5%)
Los Angeles/Orange County, CA	1,770		6.6%	93.0%	94.2%	(1.2%)	1,498	1,513	(1.0%)
Charlotte, NC	3,418		6.2%	94.4%	94.0%	0.4%	791	799	(1.0%)
Orlando, FL	3,296		5.7%	92.9%	92.7%	0.2%	785	793	(1.0%)
Atlanta, GA	3,202		5.8%	92.6%	93.0%	(0.4%)	816	823	(0.8%)
Raleigh, NC	2,704		4.9%	93.2%	92.9%	0.3%	735	737	(0.3%)
Denver, CO	1,851		4.2%	92.3%	93.0%	(0.7%)	872	876	(0.4%)
San Diego/Inland Empire, CA	1,196		3.8%	93.7%	92.4%	1.3%	1,450	1,454	(0.3%)
Austin, TX	1,645		2.5%	92.9%	92.9%	0.0%	752	759	(0.9%)
Phoenix, AZ	1,441		2.6%	93.6%	92.3%	1.3%	758	760	(0.2%)
Other	984		2.2%	95.4%	94.3%	1.1%	915	920	(0.5%)

Total Same Property	47,359		100.0%	93.1%	93.0%	0.1%	$919	$926	(0.8%)

(a) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2009, excluding properties held for sale and communities under redevelopment since January 1, 2009.
(b) Weighted average rental rates are the Company's market rental rates after "loss to lease" and concessions, but before vacancy and bad debt.

CAMDEN	JOINT VENTURE OPERATIONS
	(In thousands, except per share and property data amounts)

Company's Pro-rata Share of Joint Venture Operations:
(Unaudited)
	Three Months Ended
	March 31,
OPERATING DATA (a)	2010	2009
Property Revenues
Rental revenues	$6,743	$6,495
Other property revenues	974	947
Total property revenues	7,717	7,442

Property Expenses
Property operating and maintenance	2,385	2,065
Real estate taxes	1,034	868
Total property expenses	3,419	2,933

Net Operating Income (NOI)	4,298	4,509

Other expenses
Interest	2,086	2,111
Depreciation and amortization	2,241	1,937
Other	76	53
Total other expenses	4,403	4,101

Equity in income (loss) of joint ventures	($105)	$408

	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,
	2010	2009	2009	2009	2009
BALANCE SHEET DATA (b)
Land	$224,767	$221,570	$219,549	$215,497	$209,453
Buildings and improvements	1,116,369	1,097,778	1,084,279	1,070,426	1,050,523
	1,341,136	1,319,348	1,303,828	1,285,923	1,259,976
Accumulated depreciation	(198,220)	(187,455)	(176,799)	(166,101)	(155,928)
Real estate assets, net	1,142,916	1,131,893	1,127,029	1,119,822	1,104,048
Properties under development and land	23,067	42,930	53,093	63,333	82,106
Cash and other assets, net	25,436	27,180	27,947	29,566	26,305
Total assets	$1,191,419	$1,202,003	$1,208,069	$1,212,721	$1,212,459

Notes payable	$982,546	$980,944	$979,032	$1,001,462	$996,356
Notes payable due to Camden	50,725	49,710	57,574	54,273	57,645
Other liabilities	14,443	19,425	21,319	19,791	21,647
Total liabilities	1,047,714	1,050,079	1,057,925	1,075,526	1,075,648

Members' equity	143,705	151,924	150,144	137,195	136,811
Total liabilities and members' equity	$1,191,419	$1,202,003	$1,208,069	$1,212,721	$1,212,459

Camden's equity investment	$42,994	$43,542	$43,236	$22,334	$15,158
Distributions in excess of investment in joint ventures	($32,195)	($31,410)	($30,507)	($30,287)	($31,318)

Camden's pro-rata share of debt (c)	$249,195	$248,410	$232,716	$239,337	$239,377

PROPERTY DATA (end of period)
Total operating properties	43	42	42	41	40
Total operating apartment homes	12,818	12,699	12,699	12,359	12,011
Pro rata share of operating apartment homes	2,793	2,758	2,615	2,513	2,443
Total development properties	0	1	1	2	3
Total development apartment homes	0	119	119	459	807
Pro rata share of development apartment homes	0	36	36	138	207

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) Excludes Camden's pro-rata share of notes payable due to Camden.

CAMDEN				CURRENT DEVELOPMENT PIPELINE

(Unaudited)

DEVELOPMENT PIPELINE AS OF MARCH 31, 2010 ($ in millions)

				Estimated/Actual Dates for
		Total	Total	Construction	Initial	Construction	Stabilized	As of 05/02/10
Completed Communities		Homes	Cost	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Dulles Station	366	$72.3	1Q06	2Q08	1Q09	2Q10	95%	91%
	Oak Hill, VA

2.	Camden Travis Street (a)	253	30.5	3Q08	4Q09	1Q10	1Q11	47%	41%
	Houston, TX

Total Completed Communities		619	$102.8					75%	71%

NOI CONTRIBUTION FROM NON STABILIZED COMMUNITIES ($ in millions)
						Total Cost	1Q10 NOI
Completed Communities in lease-up						$102.8	$0.8
	Total Development NOI Contribution					$102.8	$0.8

(a) Camden Travis Street is owned in a fully consolidated joint venture, of which Camden retains a 25% ownership.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN					JOINT VENTURE DEVELOPMENT PIPELINE

(Unaudited)

JOINT VENTURE DEVELOPMENT PIPELINE AS OF MARCH 31, 2010 ($ in millions)

						Estimated/Actual Dates for
Joint Venture Camden Developed		Total	Total			Construction	Initial	Construction	Stabilized	As of 05/02/10
Communities Completed		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Camden Amber Oaks	348	$35.3			4Q07	4Q08	2Q09	3Q10	89%	87%
	Austin, TX
Total Joint Venture Camden Developed Communities Completed		348	$35.3							89%	87%

				Camden
				Cash	Camden	Estimated/Actual Dates for
Joint Venture Third Party Developed		Total	Total	Equity	Mezzanine	Construction	Initial	Construction	Stabilized	As of 05/02/10
Communities Completed		Homes	Cost	Invested	Invested	Start	Occupancy	Completion	Operations	% Leased	% Occupied

1.	Braeswood Place	340	$50.3	$10.9	$0.0	1Q07	1Q09	3Q09	4Q10	70%	68%
	Houston, TX

2.	Belle Meade	119	37.0	1.4	7.9	4Q07	3Q09	1Q10	3Q10	54%	46%
	Houston, TX
Total Joint Venture Third Party Developed Communities Completed		459	$87.3	$12.3	$7.9					66%	62%

				Camden
Joint Venture Third Party Developed		Total	Cost	Cash Equity	Camden Mezzanine
Pipeline Communities		Acres	to Date	Invested	Invested

1.	Lakes at 610	6.1	$7.2	$1.1	$3.3
	Houston, TX
Total Joint Venture Third Party Developed Pipeline Communities		6.1	$7.2	$1.1	$3.3

				Camden	Estimated
				Cash	Guaranteed
Joint Venture Third Party Developed Impaired		Total	Cost	Equity	Debt	4Q09
Communities		Acres	to Date	Invested	Payment	Impairment

1.	Town Lake	25.9	$41.1	$9.3	$4.2	$13.4
	Austin, TX
Total Joint Venture Third Party Developed Impaired Communities		25.9	$41.1	$9.3	$4.2	$13.4

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		DEVELOPMENT PIPELINE & LAND

(Unaudited)

DEVELOPMENT PIPELINE AND LAND AS OF MARCH 31, 2010 ($ in millions)

		Projected
PIPELINE COMMUNITIES (a)		Homes	Cost to Date

1.	Camden Lake Nona	432	$24.6
	Orlando, FL
2.	Camden Noma I	313	27.6
	Washington, DC
3.	Camden Royal Oaks II	100	4.5
	Houston, TX
4.	Camden Countryway	348	18.1
	Tampa, FL
5.	Camden Celebration	438	16.9
	Orlando, FL

Development Pipeline		1,631	$91.7

Other (b)			$104.7

Total Development Pipeline and Land			$196.4

(a) Represents development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, for which the Company is the buyer under a long-term conditional contract to purchase land or where the Company owns land to develop a new community.

(b) Includes land holdings no longer under active development and predevelopment costs incurred in pursuit of new developments.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN						REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF MARCH 31, 2010 ($ in millions)

			Homes			Estimated/Actual Dates for
		Total	Redeveloped	Total	Cost	Redevelopment	Redevelopment	Project	1Q10 Average
Communities Under Redevelopment		Homes	To Date	Budget	to Date	Start	Completion	Restabilization	% Occupied

1.	Camden Valley Park	516	480	$5.5	$4.7	2Q08	3Q10	3Q10	89%
Irving, TX

Total Communities Under Redevelopment		516	480	$5.5	$4.7				89%

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN		NOTES RECEIVABLE SUMMARY

(Unaudited)

NOTES RECEIVABLE AS OF MARCH 31, 2010 ($ in thousands)

			03/31/10	03/31/10	12/31/09
			Total	Note	Note
Location	Current Property Type	Current Status	Homes	Balance	Balance
Irvine, CA	Multifamily	Stable	290	$20,776	$20,847
Houston, TX	Multifamily	Stable/Development/Predevelopment	709	15,836	15,491
College Park, MD	Multifamily	Stable	508	9,506	9,509

Total Notes Receivable:			1,507	$46,118	$45,847

Weighted Average Interest Rate Recognized:				4.5%	4.5%

CAMDEN			DEBT ANALYSIS
				(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2010:

	Future Scheduled Repayments					Weighted Average
		Secured	Unsecured		Percent	Interest Rate on
Year	Amortization	Maturities	Maturities	Total	of Total	Maturing Debt
2010	$2,956	$0	$82,301	$85,257	3.4%	6.5%
2011	3,489	28,529	122,966	154,984	6.0%	6.3%
2012	2,697	69,541	689,667	761,905	29.6%	5.4%
2013	1,386	25,831	200,000	227,217	8.8%	5.4%
2014	1,313	8,827	0	10,140	0.4%	6.0%
Thereafter	34,408	800,000	496,750	1,331,158	51.8%	4.7%
Total Maturing Debt	$46,249	$932,728	$1,591,684	$2,570,661	100.0%	5.1%

Unsecured Line of Credit	0	0	0	0	0.0%	N/A
Total Debt	$46,249	$932,728	$1,591,684	$2,570,661	100.0%	5.1%

Weighted Average Maturity of Debt		5.5 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$228,458	8.9%	1.2%	9.9 Years
Fixed rate debt		2,342,203	91.1%	5.5%	5.0 Years
Total		$2,570,661	100.0%	5.1%	5.5 Years

				Weighted Average
SECURED vs. UNSECURED DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt		$1,590,473	61.9%	5.6%	3.6 Years
Secured debt		980,188	38.1%	4.3%	8.5 Years
Total		$2,570,661	100.0%	5.1%	5.5 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt (a)		$751,730	76.7%	5.2%	8.1 Years
Conventional variable-rate mortgage debt (a)		187,255	19.1%	1.1%	8.0 Years
Tax exempt variable rate debt		41,203	4.2%	1.7%	18.2 Years
Total		$980,188	100.0%	4.3%	8.5 Years

REAL ESTATE ASSETS: (b)		Total Homes	% of Total	Total Cost	% of Total
Unencumbered real estate assets		37,215	73.2%	$3,983,533	72.8%
Encumbered real estate assets		13,625	26.8%	1,488,965	27.2%
Total		50,840	100.0%	$5,472,498	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is 2.5 times

(a) Mortgage debt includes a construction loan for Camden Travis Street with a $28.5MM balance at 3/31/10, of which $16.3MM was fixed utilizing an interest rate swap.
(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN					DEBT MATURITY ANALYSIS
					(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2010 AND 2011:

	Future Scheduled Repayments				Weighted Average
		Secured	Unsecured		Interest Rate on
Quarter	Amortization	Maturities	Maturities	Total	Maturing Debt
2Q 2010	$1,016	$0	$0	$1,016	N/A
3Q 2010	971	0	82,301	83,272	6.5%
4Q 2010	969	0	0	969	N/A
2010	$2,956	$0	$82,301	$85,257	6.5%

1Q 2011	$1,003	$0	$87,966	$88,969	7.7%
2Q 2011	918	0	35,000	35,918	5.0%
3Q 2011	772	28,529	0	29,301	3.6%
4Q 2011	796	0	0	796	N/A
2011	$3,489	$28,529	$122,966	$154,984	6.3%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Gross Asset Value	<	60%	50%	Yes

Secured Debt to Gross Asset Value	<	40%	19%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	221%	Yes

Unencumbered Adjusted NOI to Unsecured Interest Expense	>	200%	260%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance
Total Consolidated Debt to Total Asset Value	<	60%	46%	Yes

Total Secured Debt to Total Asset Value	<	40%	17%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	261%	Yes

Consolidated Income Available for Debt Service to Total	>	150%	244%	Yes
Annual Service Charges

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT ANALYSIS
	(In thousands, except property data amounts)

(Unaudited)

PRO RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2010:

	Future Scheduled Repayments (a)				Weighted Average
		Secured		Percent	Interest Rate on
Year (b)	Amortization	Maturities (c)	Total	of Total	Maturing Debt
2010	$275	$94,530	$94,805	38.0%	1.6%
2011	419	12,645	13,064	5.3%	1.4%
2012	461	111,275	111,736	44.8%	5.1%
2013	548	0	548	0.3%	N/A
2014	522	11,710	12,232	4.9%	5.7%
Thereafter	4,878	11,932	16,810	6.7%	3.0%
Total Maturing Debt	$7,103	$242,092	$249,195	100.0%	3.5%

Subscription line of credit (d)	0	0	0	0.0%	N/A
Total Debt	$7,103	$242,092	$249,195	100.0%	3.5%

Weighted Average Maturity of Debt (b)		2.2 Years

Total Recourse Exposure (e)		$60,750

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Floating rate debt	$121,734	48.9%	1.5%	1.6 Years
Fixed rate debt	127,461	51.1%	5.3%	2.9 Years
Total	$249,195	100.0%	3.5%	2.2 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity (a)
Conventional fixed-rate mortgage debt	$127,461	51.1%	5.3%	2.9 Years
Conventional variable-rate mortgage debt	9,980	4.0%	1.7%	4.3 Years
Tax exempt variable rate debt	4,579	1.8%	0.9%	22.0 Years
Variable-rate construction loans	107,175	43.1%	1.6%	0.4 Years
Total	$249,195	100.0%	3.5%	2.2 Years

REAL ESTATE ASSETS: (f)	Total Homes	Total Cost
Operating real estate assets	12,818	$1,315,934
Predevelopment and impaired real estate assets	-	48,269
Total	12,818	$1,364,203

(a)	Excludes Camden's pro-rata share of Notes Payable due to Camden.
(b)	Excluding unexercised extension options.
(c)
On April 15, 2010, a $24,525 third-party secured construction note, originally scheduled to mature in April 2010 was extended for one year. Camden's pro-rata share of the construction note totals $7,358. The extended maturity date is reflected above.

(d)	As of March 31, 2010 there were no borrowings drawn under the subscription secured line of credit with $15,000 in total capacity. Camden has a 20% ownership interest in the borrowing entity.
(e)	Represents Camden's potential liability under joint venture construction loan guarantees as of March 31, 2010.
(f)	Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
	DEBT MATURITY ANALYSIS
	(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2010 and 2011:

				Weighted Average
	Future Scheduled Repayments			Interest Rate on
Quarter	Amortization	Secured Maturities (a)	Total	Maturing Debt
2Q 2010	$89	$35,828	$35,917	2.0%
3Q 2010	91	32,603	32,694	1.4%
4Q 2010	95	26,099	26,194	1.3%
2010	$275	$94,530	$94,805	1.6%

1Q 2011	$100	$5,287	$5,387	1.8%
2Q 2011	99	7,358	7,457	1.2%
3Q 2011	108	0	108	N/A
4Q 2011	112	0	112	N/A
2011	$419	$12,645	$13,064	1.4%

(a)
On April 15, 2010, a $24,525 third-party secured construction note, originally scheduled to mature in April 2010 was extended for one year. Camden's pro-rata share of the construction note totals $7,358. The extended maturity date is reflected above.

CAMDEN	CAPITALIZED EXPENDITURES
	& MAINTENANCE EXPENSE
	(In thousands, except unit data)

(Unaudited)
	First Quarter 2010
	Capitalized			Expensed
	Weighted Average
Item	Useful Life (a)	Total	Per Unit	Total	Per Unit
Interiors
Floor coverings	5.5 years	$2,039	$40	$716	$14
Appliances	9.5 years	835	17	180	4
Painting	-	-	-	1,255	25
Cabinetry/Countertops	10.0 years	173	3	-	-
Other	9.8 years	804	16	413	8
Exteriors
Painting	5.0 years	32	1	-	-
Carpentry	10.0 years	276	5	-	-
Landscaping	6.2 years	177	3	2,772	55
Roofing	20.0 years	543	11	108	2
Site Drainage	10.0 years	52	1	-	-
Fencing/Stair	10.0 years	105	2	-	-
Other (b)	7.3 years	728	14	2,362	47
Common Areas
Mech., Elec., Plumbing	9.0 years	621	12	775	15
Parking/Paving	5.0 years	87	2	-	-
Pool/Exercise/Facility	7.2 years	574	11	297	6

		$7,046	$139	$8,878	$176

Weighted Average Apartment Homes			50,578		50,578

(a)	Weighted average useful life of capitalized expenses for the three months ended March 31, 2010.
(b)	Includes in part the following items: site/building repair, masonry/plaster, and general conditions.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended
	March 31,
	2010	2009
Net income attributable to common shareholders	$2,285	$6,234
Real estate depreciation from continuing operations	42,639	43,010
Adjustments for unconsolidated joint ventures	2,163	1,916
Income (loss) allocated to noncontrolling interests	(105)	421
Funds from operations - diluted	$46,982	$51,581

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	68,169	56,047
FFO diluted	69,295	58,471

Net income attributable to common shareholders - diluted	$0.03	$0.11
FFO per common share - diluted	$0.68	$0.88

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	2Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	($0.03)	$0.01	($0.24)	$0.06
Expected real estate depreciation	0.60	0.60	2.43	2.43
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	0.61	0.65	$2.35	$2.65

Note:  This table contains forward-looking statements.  Please see the paragraph regarding forward-looking statements on page 1 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended
	March 31,
	2010	2009
Net income attributable to common shareholders	$2,285	$6,234
Less: Fee and asset management income	(1,838)	(2,031)
Less: Interest and other income	(3,045)	(735)
Less: (Income) loss on deferred compensation plans	(3,482)	4,152
Plus: Property management expense	5,183	4,929
Plus: Fee and asset management expense	1,194	1,135
Plus: General and administrative expense	7,404	8,232
Plus: Interest expense	31,555	32,245
Plus: Depreciation and amortization	43,813	43,980
Plus: Amortization of deferred financing costs	726	817
Plus: Expense (benefit) on deferred compensation plans	3,482	(4,152)
Less: (Gain) on early retirement of debt	-	(166)
Less: Equity in (income) loss of joint ventures	105	(408)
Plus: Income allocated to perpetual preferred units	1,750	1,750
Plus: Income (loss) allocated to noncontrolling interests	(254)	521
Plus: Income tax expense - current	270	299
Less: Income from discontinued operations	-	(675)
Net Operating Income (NOI)	$89,148	$96,127

"Same Property" Communities	$82,585	$90,813
Non-"Same Property" Communities	5,201	4,116
Development and Lease-Up Communities	799	424
Redevelopment Communities	570	500
Dispositions / Other	(7)	274
Net Operating Income (NOI)	$89,148	$96,127

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests.
The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended
	March 31,
	2010	2009
Net income attributable to common shareholders	$2,285	$6,234
Plus: Interest expense	31,555	32,245
Plus: Amortization of deferred financing costs	726	817
Plus: Depreciation and amortization	43,813	43,980
Plus: Income allocated to perpetual preferred units	1,750	1,750
Plus: Income (loss) allocated to noncontrolling interests	(254)	521
Plus: Income tax expense - current	270	299
Less: (Gain) on early retirement of debt	-	(166)
Less: Equity in (income) loss of joint ventures	105	(408)
EBITDA	$80,250	$85,272

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Standard & Poors	BBB	Stable
	Moody's	Baa1	Stable

Estimated Future Dates:		Q2 '10	Q3 '10	Q4 '10	Q1 '10
Earnings release & conference call		Early Aug	Late Oct	Early Feb	Early May

Dividend Information - Common Shares:		Q1 '10
Declaration Date		03/15/10
Record Date		03/31/10
Payment Date		04/16/10
Distributions Per Share		$0.45

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases and
Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's and other information, call
1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Dennis M. Steen	Chief Financial Officer
Kimberly A. Callahan	Vice President - Investor Relations

CAMDEN				COMMUNITY TABLE
				Community Statistics as of 3/31/10

(Unaudited)							1Q10 Avg
			Year Placed	Average	Apartment	1Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Copper Square	Phoenix	AZ	2000	786	332	94%	$727	$0.92
Camden Fountain Palms (1)	Peoria	AZ	1986/1996	1,050	192	90%	659	0.63
Camden Legacy	Scottsdale	AZ	1996	1,067	428	94%	838	0.78
Camden Pecos Ranch (1)	Chandler	AZ	2001	924	272	94%	728	0.79
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	858	0.82
Camden Sierra (1)	Peoria	AZ	1997	925	288	91%	632	0.68
Camden Towne Center (1)	Glendale	AZ	1998	871	240	96%	658	0.76
Camden Vista Valley	Mesa	AZ	1986	923	357	90%	602	0.65
TOTAL ARIZONA	8	Properties		951	2,433	93%	722	0.76

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	94%	1,498	1.49
Camden Harbor View	Long Beach	CA	2004	975	538	95%	1,857	1.90
Camden Main and Jamboree (1)	Irvine	CA	2008	1,011	290	97%	1,831	1.81
Camden Martinique	Costa Mesa	CA	1986	794	714	91%	1,240	1.56
Camden Parkside (1)	Fullerton	CA	1972	836	421	93%	1,157	1.38
Camden Sea Palms	Costa Mesa	CA	1990	891	138	93%	1,430	1.61
Total Los Angeles/Orange County	6	Properties		904	2,481	94%	1,479	1.64

Camden Old Creek	San Marcos	CA	2007	1,037	350	94%	1,499	1.45
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,468	1.53
Camden Tuscany	San Diego	CA	2003	896	160	94%	1,761	1.96
Camden Vineyards	Murrieta	CA	2002	1,053	264	93%	1,166	1.11
Total San Diego/Inland Empire	4	Properties		995	1,196	94%	1,450	1.46

TOTAL CALIFORNIA	10	Properties		934	3,677	94%	1,470	1.57

Camden Caley	Englewood	CO	2000	925	218	94%	845	0.91
Camden Centennial	Littleton	CO	1985	744	276	93%	647	0.87
Camden Denver West (1)	Golden	CO	1997	1,015	320	92%	1,014	1.00
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,044	0.91
Camden Interlocken	Broomfield	CO	1999	1,022	340	93%	1,044	1.02
Camden Lakeway	Littleton	CO	1997	932	451	90%	872	0.94
Camden Pinnacle	Westminster	CO	1985	748	224	93%	652	0.87
TOTAL COLORADO	7	Properties		949	2,171	92%	893	0.94

Camden Ashburn Farms	Ashburn	VA	2000	1,062	162	97%	1,273	1.20
Camden Clearbrook	Frederick	MD	2007	1,048	297	94%	1,187	1.13
Camden College Park (1)	College Park	MD	2008	942	508	94%	1,487	1.58
Camden Dulles Station (2)	Oak Hill	VA	2009	984	366	Lease-up	1,477	1.50
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	94%	1,438	1.36
Camden Fairfax Corner	Fairfax	VA	2006	934	488	95%	1,491	1.60
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,485	1.49
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,204	3.27
Camden Lansdowne	Leesburg	VA	2002	1,006	690	94%	1,214	1.21
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,470	1.43
Camden Monument Place	Fairfax	VA	2007	856	368	94%	1,366	1.60
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	1,772	2.12
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,230	2.60
Camden Russett	Laurel	MD	2000	992	426	92%	1,306	1.32
Camden Silo Creek	Ashburn	VA	2004	975	284	95%	1,220	1.25
Camden Summerfield	Landover	MD	2008	957	291	90%	1,485	1.55
Camden Westwind	Ashburn	VA	2006	1,036	464	95%	,217	1.17
TOTAL DC METRO	17	Properties		969	6,068	94%	1,431	1.48

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,291	1.17
Camden Brickell	Miami	FL	2003	937	405	98%	1,291	1.38
Camden Doral	Miami	FL	1999	1,120	260	96%	1,392	1.24
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	1,509	1.20
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	1,484	1.42
Camden Plantation	Plantation	FL	1997	1,201	502	94%	1,226	1.02
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,249	1.12
Total Southeast Florida	7	Properties		1,103	2,520	96%	1,335	1.21

Camden Club	Longwood	FL	1986	1,077	436	95%	806	0.75
Camden Hunter's Creek	Orlando	FL	2000	1,075	270	93%	905	0.84
Camden Lago Vista	Orlando	FL	2005	955	366	93%	845	0.88
Camden Landings	Orlando	FL	1983	748	220	91%	643	0.86
Camden Lee Vista	Orlando	FL	2000	937	492	92%	797	0.85
Camden Orange Court	Orlando	FL	2008	812	261	94%	1,028	1.28
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	91%	744	0.83
Camden Reserve	Orlando	FL	1990/1991	824	526	92%	692	0.84
Camden World Gateway	Orlando	FL	2000	979	408	95%	870	0.89
Total Orlando	9	Properties		928	3,557	93%	803	0.87

CAMDEN				COMMUNITY TABLE
Community Statistics as of 3/31/10

(Unaudited)							1Q10 Avg
			Year Placed	Average	Apartment	1Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Bay	Tampa	FL	1997/2001	943	760	94%	776	0.82
Camden Bay Pointe	Tampa	FL	1984	771	368	91%	638	0.83
Camden Bayside	Tampa	FL	1987/1989	748	832	92%	681	0.91
Camden Citrus Park	Tampa	FL	1985	704	247	92%	620	0.88
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	92%	626	0.86
Camden Lakeside	Brandon	FL	1986	729	228	91%	693	0.95
Camden Live Oaks	Tampa	FL	1990	1,093	770	93%	759	0.69
Camden Preserve	Tampa	FL	1996	942	276	94%	956	1.02
Camden Providence Lakes	Brandon	FL	1996	1,024	260	93%	840	0.82
Camden Royal Palms	Brandon	FL	2006	1,017	352	91%	891	0.88
Camden Westshore	Tampa	FL	1986	728	278	95%	771	1.06
Camden Woods	Tampa	FL	1986	1,223	444	93%	768	0.63
Total Tampa/St. Petersburg	12	Properties		897	5,503	93%	739	0.82

TOTAL FLORIDA	28	Properties		951	11,580	93%	889	0.93

Camden Brookwood	Atlanta	GA	2002	912	359	92%	887	0.97
Camden Dunwoody	Atlanta	GA	1997	1,007	324	95%	830	0.82
Camden Deerfield	Alpharetta	GA	2000	1,187	292	94%	858	0.72
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	91%	922	0.99
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	92%	816	0.80
Camden River	Duluth	GA	1997	1,103	352	93%	799	0.72
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	92%	783	0.68
Camden St. Clair	Atlanta	GA	1997	999	336	93%	844	0.85
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	92%	718	0.71
Camden Sweetwater	Lawrenceville	GA	2000	1,151	308	91%	690	0.60
TOTAL GEORGIA	10	Properties		1,042	3,202	93%	816	0.78

Camden Brookside (1)	Louisville	KY	1987	732	224	92%	619	0.85
Camden Meadows (1)	Louisville	KY	1987/1990	746	400	94%	662	0.89
Camden Oxmoor (1)	Louisville	KY	2000	903	432	95%	791	0.88
Camden Prospect Park (1)	Louisville	KY	1990	916	138	96%	737	0.80
TOTAL KENTUCKY	4	Properties		820	1,194	94%	709	0.87

Camden Passage (1)	Kansas City	MO	1989/1997	834	596	93%	645	0.77
Total Kansas City	1	Property		834	596	93%	645	0.77

Camden Cedar Lakes (1)	Lake St. Louis	MO	1986	852	420	92%	600	0.71
Camden Cove West (1)	Creve Coeur	MO	1990	828	276	92%	820	0.99
Camden Cross Creek (1)	St. Louis	MO	1973/1980	947	591	93%	731	0.77
Camden Westchase (1)	St. Louis	MO	1986	945	160	94%	829	0.88
Total St. Louis	4	Properties		896	1,447	92%	721	0.80

TOTAL MISSOURI	5	Properties		878	2,043	93%	699	0.80

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	93%	759	0.80
Camden Breeze	Las Vegas	NV	1989	846	320	93%	740	0.87
Camden Canyon	Las Vegas	NV	1995	987	200	94%	881	0.89
Camden Commons	Henderson	NV	1988	936	376	90%	774	0.83
Camden Cove	Las Vegas	NV	1990	898	124	92%	751	0.84
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	902	0.92
Camden Fairways	Henderson	NV	1989	896	320	93%	893	1.00
Camden Hills	Las Vegas	NV	1991	439	184	90%	552	1.26
Camden Legends	Henderson	NV	1994	792	113	92%	827	1.04
Camden Palisades	Las Vegas	NV	1991	905	624	91%	755	0.83
Camden Pines (1)	Las Vegas	NV	1997	982	315	93%	817	0.83
Camden Pointe	Las Vegas	NV	1996	983	252	90%	777	0.79
Camden Summit (1)	Henderson	NV	1995	1,187	234	94%	1,107	0.93
Camden Tiara (1)	Las Vegas	NV	1996	1,043	400	92%	871	0.84
Camden Vintage	Las Vegas	NV	1994	978	368	91%	749	0.77
Oasis Bay (1)	Las Vegas	NV	1990	876	128	93%	772	0.88
Oasis Crossing (1)	Las Vegas	NV	1996	983	72	92%	797	0.81
Oasis Emerald (1)	Las Vegas	NV	1988	873	132	93%	679	0.78
Oasis Gateway (1)	Las Vegas	NV	1997	1,146	360	93%	816	0.71
Oasis Island (1)	Las Vegas	NV	1990	901	118	93%	660	0.73
Oasis Landing (1)	Las Vegas	NV	1990	938	144	92%	715	0.76
Oasis Meadows (1)	Las Vegas	NV	1996	1,031	383	89%	749	0.73
Oasis Palms (1)	Las Vegas	NV	1989	880	208	91%	705	0.80
Oasis Pearl (1)	Las Vegas	NV	1989	930	90	94%	743	0.80
Oasis Place (1)	Las Vegas	NV	1992	440	240	94%	541	1.23
Oasis Ridge (1)	Las Vegas	NV	1984	391	477	91%	450	1.15
Oasis Sierra (1)	Las Vegas	NV	1998	923	208	93%	814	0.88
Oasis Springs (1)	Las Vegas	NV	1988	838	304	87%	634	0.76
Oasis Vinings (1)	Las Vegas	NV	1994	1,152	234	90%	768	0.67
TOTAL NEVADA	29	Properties		903	8,016	92%	761	0.84

CAMDEN				COMMUNITY TABLE
Community Statistics as of 3/31/10

(Unaudited)							1Q10 Avg
			Year Placed	Average	Apartment	1Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	785	0.75
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,068	1.18
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,026	1.20
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	756	0.73
Camden Forest	Charlotte	NC	1989	703	208	92%	552	0.78
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	695	0.74
Camden Grandview	Charlotte	NC	2000	1,057	266	98%	1,141	1.08
Camden Habersham	Charlotte	NC	1986	773	240	94%	575	0.74
Camden Park Commons	Charlotte	NC	1997	861	232	92%	626	0.73
Camden Pinehurst	Charlotte	NC	1967	1,147	407	94%	700	0.61
Camden Sedgebrook	Charlotte	NC	1999	972	368	94%	723	0.74
Camden Simsbury	Charlotte	NC	1985	874	100	95%	677	0.77
Camden South End Square	Charlotte	NC	2003	882	299	94%	936	1.06
Camden Stonecrest	Charlotte	NC	2001	1,098	306	94%	833	0.76
Camden Touchstone	Charlotte	NC	1986	899	132	94%	700	0.78
Total Charlotte	15	Properties		961	3,574	94%	787	0.82

Camden Crest	Raleigh	NC	2001	1,013	438	94%	719	0.71
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	93%	779	0.74
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	738	0.69
Camden Manor Park	Raleigh	NC	2006	966	484	94%	773	0.80
Camden Overlook	Raleigh	NC	2001	1,060	320	94%	820	0.77
Camden Reunion Park	Apex	NC	2000/2004	972	420	93%	637	0.66
Camden Westwood	Morrisville	NC	1999	1,027	354	90%	709	0.69
Total Raleigh	7	Properties		1,017	2,704	93%	735	0.72

TOTAL NORTH CAROLINA	22	Properties		985	6,278	94%	765	0.78

Camden Valleybrook	Chadds Ford	PA	2002	992	352	97%	1,212	1.22
TOTAL PENNSYLVANIA	1	Property		992	352	97%	1,212	1.22

Camden Amber Oaks (1) (2)	Austin	TX	2009	862	348	Lease-up	788	0.91
Camden Cedar Hills	Austin	TX	2008	911	208	95%	882	0.97
Camden Gaines Ranch	Austin	TX	1997	955	390	90%	913	0.96
Camden Huntingdon	Austin	TX	1995	903	398	95%	689	0.76
Camden Laurel Ridge	Austin	TX	1986	702	183	94%	552	0.79
Camden Ridgecrest	Austin	TX	1995	855	284	91%	651	0.76
Camden South Congress (1)	Austin	TX	2001	975	253	92%	1,241	1.27
Camden Stoneleigh	Austin	TX	2001	908	390	95%	821	0.90
Total Austin	8	Properties		894	2,454	93%	818	0.92

Camden Breakers	Corpus Christi	TX	1996	868	288	95%	863	0.99
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	655	0.84
Camden Miramar (3)	Corpus Christi	TX	1994-2004	482	778	96%	916	1.90
Total Corpus Christi	3	Properties		632	1,410	95%	841	1.33

Camden Addison (1)	Addison	TX	1996	942	456	94%	770	0.82
Camden Buckingham	Richardson	TX	1997	919	464	94%	750	0.82
Camden Centreport	Ft. Worth	TX	1997	911	268	91%	748	0.82
Camden Cimarron	Irving	TX	1992	772	286	94%	749	0.97
Camden Farmers Market	Dallas	TX	2001/2005	932	904	92%	845	0.91
Camden Gardens	Dallas	TX	1983	652	256	93%	529	0.81
Camden Glen Lakes	Dallas	TX	1979	877	424	93%	724	0.83
Camden Legacy Creek	Plano	TX	1995	831	240	94%	788	0.95
Camden Legacy Park	Plano	TX	1996	871	276	95%	807	0.93
Camden Oasis	Euless	TX	1986	548	602	72%	535	0.98
Camden Springs	Dallas	TX	1987	713	304	93%	540	0.76
Camden Valley Creek	Irving	TX	1984	855	380	92%	640	0.75
Camden Valley Park (4)	Irving	TX	1986	743	516	89%	686	0.92
Camden Valley Ridge	Irving	TX	1987	773	408	92%	568	0.74
Camden Westview	Lewisville	TX	1983	697	335	90%	572	0.82
Total Dallas/Ft. Worth	15	Properties		808	6,119	91%	693	0.86

CAMDEN				COMMUNITY TABLE
Community Statistics as of 3/31/10

(Unaudited)							1Q10 Avg
			Year Placed	Average	Apartment	1Q10 Avg	Monthly Rental Rates
Community Name	City	State	in Service	Size	Homes	Occupancy	Per Home	Per Sq. Ft.

	Belle Meade (1) (2)	Houston	TX	2010	1,414	119	Lease-up	2,713	1.92
	Braeswood Place (1) (2)	Houston	TX	2009	1,042	340	Lease-up	1,425	1.37
	Camden Baytown	Baytown	TX	1999	844	272	93%	833	0.99
	Camden City Centre	Houston	TX	2007	932	379	96%	1,300	1.40
	Camden Creek	Houston	TX	1984	639	456	92%	573	0.90
	Camden Greenway	Houston	TX	1999	861	756	94%	1,009	1.17
	Camden Holly Springs (1)	Houston	TX	1999	934	548	93%	851	0.91
	Camden Midtown	Houston	TX	1999	844	337	97%	1,169	1.38
	Camden Oak Crest	Houston	TX	2003	870	364	93%	815	0.94
	Camden Park (1)	Houston	TX	1995	866	288	94%	766	0.88
	Camden Plaza (1)	Houston	TX	2007	915	271	92%	1,216	1.33
	Camden Royal Oaks	Houston	TX	2006	923	236	92%	1,090	1.18
	Camden Steeplechase	Houston	TX	1982	748	290	89%	619	0.83
	Camden Stonebridge	Houston	TX	1993	845	204	96%	788	0.93
	Camden Sugar Grove (1)	Stafford	TX	1997	921	380	93%	846	0.92
	Camden Travis Street (1) (2)	Houston	TX	2010	819	253	Lease-up	1,401	1.71
	Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,100	1.27
	Camden Whispering Oaks	Houston	TX	2008	934	274	93%	981	1.05
	Total Houston	18	Properties		878	6,661	94%	1,018	1.16

	TOTAL TEXAS	44	Properties		834	16,644	95%	854	1.02

TOTAL PROPERTIES		185	Properties		918	63,658	93%	$919	$1.00

(1)	Communities owned through investment in joint venture.
(2)	Completed communities in lease-up as of March 31, 2010 are excluded from total occupancy numbers.
(3)	Miramar is a student housing community which is excluded from total occupancy numbers.
(4)	Communities under redevelopment during 1Q10 are excluded from total occupancy numbers.